UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  February 2, 2010



                                LANDAUER, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)



             1-9788                                 06-1218089
     ------------------------          ------------------------------------
     (Commission File Number)          (I.R.S. Employer Identification No.)



  2 Science Road, Glenwood, Illinois                    60425
----------------------------------------            ----------
(Address of Principal Executive Offices)            (Zip Code)



                                (708) 755-7000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)



                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On February 12, 2010, Landauer, Inc. (the "Company") executed a second amendment (the "Amendment") to its loan agreement, dated as of October 5, 2007 as amended June 17, 2009, with U.S. Bank National Association ("U.S. Bank" or the "Bank"). This amendment of the loan agreement, among other items:


      . Added Global Physics Solutions, Inc. as a borrower under the agreement.

      .     Extended the maturity date to February 12, 2012.

      . Modified the manner in which the interest rate on outstanding amounts would be determined. The Amendment continues to permit the Company to elect to pay an annualized interest rate based on either LIBOR or the Bank's prime rate. For rates that are based on LIBOR, the Amendment decreased the rate from LIBOR plus 2.9% to LIBOR plus 2.1%. For rates that are based on the Bank's prime rate, the Amendment decreased the rate from prime plus 0.47% to prime minus 0.28%.

      . Added a prepayment penalty equal to 1% of the revolving loan commitment should the Company voluntarily terminate the facility prior to February 12, 2011.

      The foregoing summary of the material terms of the Amendment is qualified in its entirety by the complete terms and conditions of the Amendment, which is attached as Exhibit 10.1 hereto and incorporated herein by reference. The foregoing summary may not contain all of the information about the Amendment that is important to you.



ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On February 2, 2010, Landauer, Inc. issued a Press Release announcing the financial results for its fiscal 2010 first quarter ended December 31, 2009. A copy of the News Release is furnished as Exhibit 99.1 to this current report on Form 8-K.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits

            EXHIBIT
            NUMBER       DESCRIPTION
            -------      -----------

             10.1 Second Amendment, dated as of February 12, 2010, to Loan Agreement between Landauer, Inc. and U.S. Bank National Association dated as of October 5, 2007, as first amended as of June 17, 2009

             99.1        Press Release dated February 2, 2010












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


                                   SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LANDAUER, INC.



February 17, 2010                    By:   /s/ Jonathon M. Singer
                                           ---------------------------------
                                           Jonathon M. Singer
                                           Senior Vice President, Finance,
                                           Secretary, Treasurer and
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Accounting Officer)

















































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


                                 EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

 10.1 Second Amendment, dated as of February 12, 2010, to Loan Agreement between Landauer, Inc. and U.S. Bank National Association dated as of October 5, 2007, as first amended as of June 17, 2009

 99.1             Press Release Dated February 2, 2010

























































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